Exhibit 99.2

LENDER PRESENTATION December 2, 2020

Forward Looking Statements

These materials and the oral statements made from time to time by executive officers of B&G Foods may contain "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Statements in this presentation that are not statements of historical or current fact constitute "forward-looking statements." The forward-looking statements contained in this presentation include, without limitation, statements related to future plans, strategies and operations; the proposed credit agreement refinancing and the timing thereof; B&G Foods' net sales, adjusted EBITDA, adjusted diluted earnings per share, capital expenditure and overall expectations for fiscal 2020 and beyond; B&G Foods' expectations regarding the recently completed acquisition of the *Crisco* brand, the expected impact of the acquisition on B&G Foods' net sales, adjusted EBITDA, adjusted diluted earnings per share and free cash flow, and the expected tax benefits of the acquisition; the expected impact of cost savings initiatives and pricing actions; the adequacy of our net cash provided by operating activities and existing and future sources of liquidity to enable payments of interest and the repayment of debt and the payment of quarterly dividends. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of B&G Foods to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "projects," "intends," "anticipates," " assumes," "could," "should," "estimates," "potential," "seek," "predict," "may," "will" or "plans" and similar references to the future to be uncertain and forward-looking. Factors that may affect actual results include, without limitation: the ultimate impact the COVID-19 pandemic will have on our business, which will depend on many factors, including, without limitation, the ability of our company and our supply chain partners to continue to operate manufacturing facilities, distribution centers and other work locations without material disruption, and to procure ingredients, packaging and other raw materials when needed despite unprecedented demand in the food industry, the duration of social distancing and stay-at-home mandates and whether a second or third wave of COVID-19 will affect the United States and the rest of North America, and the extent to which macroeconomic conditions resulting from the pandemic and the pace of the subsequent recovery may impact consumer eating habits; our substantial leverage; the effects of rising costs for our raw materials, packaging, ingredients and distribution; crude oil prices and their impact on distribution, packaging and energy costs; our ability to successfully implement sales price increases and cost saving measures to offset any cost increases; intense competition, changes in consumer preferences, demand for our products and local economic and market conditions; our continued ability to promote brand equity successfully, to anticipate and respond to new consumer trends, to develop new products and markets, to broaden brand portfolios in order to compete effectively with lower priced products and in markets that are consolidating at the retail and manufacturing levels and to improve productivity; the risks associated with the expansion of our business; our possible inability to identify new acquisitions or to integrate recent or future acquisitions or our failure to realize anticipated revenue enhancements, cost savings or other synergies; tax reform and legislation, including the effects of the U.S. Tax Cuts and Jobs Act and the U.S. CARES Act; our ability to access the credit markets and our borrowing costs and credit ratings, which may be influenced by credit markets generally and the credit ratings of our competitors; unanticipated expenses, including, without limitation, litigation or legal settlement expenses; the effects of currency movements of the Canadian dollar and the Mexican peso as compared to the U.S. dollar; the effects of international trade disputes, tariffs, quotas, and other import or export restrictions on our international procurement, sales and operations; future impairments of our goodwill and intangible assets; our ability to successfully complete the implementation of additional modules and the integration and operation of a new enterprise resource planning (ERP) system; our ability to protect information systems against, or effectively respond to a cybersecurity incident or other disruption; our sustainability initiatives and changes to environmental laws and regulations; and other factors that affect the food industry generally.

The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in B&G Foods' filings with the Securities and Exchange Commission, including under Item 1A, "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal 2019 filed on February 26, 2020 and in B&G Foods' subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. B&G Foods undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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B&G FOODS, INC.

About Non-GAAP Financial Measures

This presentation includes "non-GAAP (Generally Accepted Accounting Principles) financial measures." "Adjusted diluted earnings per share" (which we define as diluted earnings per share adjusted for certain items that affect comparability), "adjusted gross profit" (gross profit before acquisition / divestiture-related expenses and non-recurring expenses), "base business net sales" (net sales without the impact of acquisitions until the acquisitions are included in both comparable periods and without the impact of discontinued or divested brands), "EBITDA" (which we define as net income before net interest expense, income taxes, depreciation and amortization and loss on extinguishment of debt), and "adjusted EBITDA" (which we define as EBITDA, further adjusted for cash and non-cash acquisition / divestiture-related expenses, gains and losses (which may include third party fees and expenses, integration, restructuring and consolidation expenses, amortization of acquired inventory fair value step-up, and gains and losses on sale of assets), non-recurring expenses, gains and losses and the non-cash accounting impact of the Company's inventory reduction plan), are non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in B&G Foods' consolidated balance sheets and related consolidated statements of operations, changes in stockholders' equity and comprehensive income and cash flows. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. The Company's non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

B&G Foods provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of our company's forward-looking adjusted EBITDA and adjusted diluted earnings per share guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for deferred taxes; loss on extinguishment of debt; acquisition / divestiture-related and non-recurring expenses, gains and losses; gains and losses on the sale of assets; and other charges reflected in our reconciliation of historic non-GAAP financial measures, the amounts of which, based on past experience, could be material.

Additional information regarding these non-GAAP financial measures, including reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures, is included elsewhere herein and in B&G Foods' Quarterly Report on Form 10-Q for the quarter ended October 3, 2020 filed with the SEC on November 9, 2020, and Annual Report on Form 10-K for fiscal 2019 filed with the SEC on February 26, 2020. Copies of these filings may be viewed at B&G Foods' website at www.bgfoods.com under "Investors – SEC Filings."

3

B&G Foods, Inc.

Today's Presenters 4 Bruce Wacha, Exec. Vice President of Finance and CFO David L. Wenner , Interim President and CEO

TRANSACTION OVERVIEW

Summary Overview

***Crisco* Acquisition Overview**	► On December 1, 2020, B&G Foods, Inc. ("B&G Foods" or the "Company") completed its acquisition of the iconic *Crisco* brand of oils and shortening from The J. M. Smucker Co. for $550 million in cash, subject to an adjustment based upon inventory at closing ▪ As part of the acquisition, the Company also acquired a manufacturing facility and a warehouse in Cincinnati, Ohio ► B&G Foods initially funded the acquisition with borrowings under its existing Revolving Credit Facility (the "Revolver")
Financial Results for Third Quarter 2020	► On November 5, 2020, B&G Foods announced financial results for fiscal Q3 2020[1]: ▪ Net sales of $496 million, up ~$90 million or 22% ▪ Adjusted EBITDA of $105 million, up ~$18 million or 21% ▪ As of end of fiscal Q3 2020, net debt / adjusted EBITDA ratio of 4.9x ▪ Provided full year guidance for fiscal 2020 adjusted EBITDA range of $360 - $370 million[2]
Proposed Financing Transaction	► B&G Foods is seeking to issue a new Term Loan B (the "Add-on Term Loan B") under the Company's existing credit agreement and use the proceeds to redeem a portion of the Q4 Revolver borrowings ▪ Fungibility with B&G Foods' existing Term Loan B is subject to final pricing ► Concurrently with the Add-on Term Loan B, the Company also plans to (i) upsize and extend the Revolver and (ii) implement select technical amendments to the current credit agreement
Request	► The Company is requesting lender commitments by 5pm ET on Wednesday, December 9, with closing and funding expected to take place the following week

1. Fiscal Q3 2020 had 14 weeks compared to 13 weeks in Q3 2019.
2. Excluding impact of Crisco acquisition.

6

B&G Foods, Inc.

Pro Forma Capitalization 7 Assuming the high end of full year fiscal 2020 adjusted EBITDA guidance for the Company ($370mm), high end of projected fiscal year 2021 adjusted EBITDA ($70mm) for Crisco, share - based compensation addback ($10mm) and incorporating expected debt repayment from FCF generation in fiscal Q4, pro forma total n et d ebt / adj . EBITDA at fiscal 2020 year end would be 5.1x 1. Reflects the midpoint of the Company’s projected adjusted EBITDA of $65 - $70 million for Crisco for full year fiscal 2021. 2. Reflects projected annualized interest on $550mm of drawn revolver amount. 3. Illustratively assumes L+250, 0.00% Floor on Add - On Term Loan, less interest on $330mm of drawn revolver amount. 4. Reflects the midpoint of the $360 - $370 million a djusted EBITDA range for full year guidance for fiscal 2020 issued by the Company on 11/5/2020, plus $9.5mm of estimated share - based compensation. Sources & Uses – Acquisition Pro Forma Capitalization 1 2 1 Sources & Uses - Financing 2 $ millions Sources of Funds Amount Revolver Draw $550 Total Sources $550 Uses of Funds Amount Acquisition of Crisco 550 Total Uses $550 $ millions Sources of Funds Amount Cash from the Balance Sheet $42 Add-On Term Loan B 300 Total Sources $342 Uses of Funds Amount Repay Portion of Revolver Draw $330 Additional Fees & Expenses 12 Total Uses $342 ($ in millions) LTM 10/3/2020 Adj. PF LTM 10/3/2020 Adj. Adj. PF LTM 10/3/2020 Cash & Equivalents $57 -- $57 (42) $15 Revolving Credit Facility -- 550 550 (330) 220 Revolver - New Money -- -- -- -- -- Term Loan B 372 -- 372 -- 372 Add-On Term Loan B -- -- -- 300 300 Net First Lien Debt $315 $865 $877 5.250% Senior Notes due 2025 900 -- 900 -- 900 5.250% Senior Notes due 2027 550 -- 550 -- 550 Net Debt $1,765 $2,315 $2,327 Operating Metrics (LTM 10/3/2020) Adj. EBITDA (before share-based compensation) $364 68 (1) $432 -- $432 Est. Interest Expense 105 11 (2) 116 2 (3) 117 Operating Metrics (2020E Guidance) Adj. EBITDA (before share-based compensation) $375 (4) 68 (1) $442 -- $442 Est. Interest Expense 105 11 (2) 116 2 (3) 117 Credit & Coverage Statistics (LTM 10/3/2020) \ First Lien Net Debt / Adj. EBITDA 0.9x 2.0x 2.0x Total Net Debt / Adj. EBITDA 4.85x 5.36x 5.39x Credit & Coverage Statistics (2020E Guidance) First Lien Net Debt / Adj. EBITDA 0.8x 2.0x 2.0x Total Net Debt / Adj. EBITDA 4.7x 5.2x 5.3x

Summary Add - On Term Loan B Terms 8 Borrower: B&G Foods, Inc. (the “Borrower’) Tranche Size: $300 million Maturity: Same as existing (10/10/2026) Guarantees: Same as existing Credit Agreement: All present and future material, domestic subsidiaries to the extent required by the terms of the existing Credit Agreement Security: Same as existing Credit Agreement, including, without limitation, substantially all of the tangible and intangible assets of the Company (other than real property) and a pledge of all of the equity interests in the Borrower’s material subsidiaries to the extent required by the terms of the existing Credit Agreement Optional Prepayments : 101 soft call for 6 months Mandatory Prepayments: Similar to existing Credit Agreement Mandatory Amortization: None Financial Covenants: None Negative Covenants: Similar to existing Credit Agreement Fungibility: Fungibility with existing Term Loan B - 4 is subject to final terms and an issue price greater than 98.75

Syndication Timeline 9 Timing Event December 2 Term Loan B Lender Call December 9 Term Loan B Commitments Due Week of December 14 Close and Fund Transaction U.S. Market Holiday December 2020 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 Key Syndication Date

Organizational Chart 10 B&G Foods North America, Inc. Operating Company International Subsidiaries Domestic Subsidiaries Key: Borrower Guarantors Non - Guarantors B&G Foods, Inc. Holding Company • $800mm Revolving Credit Facility • New $300mm Add - on Term Loan B • $372mm Term Loan B • $900mm Senior Notes due 2025 • $450mm Senior Notes due 2027

COMPANY HIGHLIGHTS

B&G Foods by the Numbers

Corporate Snapshot

- ~$1.9 billion in Q3'2020 LTM Net Sales [(1)]
- ~$360 million in Q3'2020 LTM Adjusted EBITDA [(1)]
- ~$3.5 billion Enterprise Value[(2)]
- Headquartered in Parsippany, NJ
- ~3,100 employees, with 195 in Parsippany
- 12 manufacturing facilities with extensive third party co-packers and global sourcing

Financial Performance ($mm)



2004 - 2019 Net Sales CAGR = +10.5%
2004 - 2019 Adj. EBITDA CAGR = +11.4%
$373
$379
$411
$471
$487
$501
$513
$544
$634
$725
$837
$959
$1,372
$1,646
$1,701
$1,660
$1,928
$60
$62
$69
$94
$89
$103
$120
$131
$169
$184
$194
$218
$322
$333
$314
$303
$357
2004 IPO[(3)]
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
LTM Q3'2020

12

Note: 2014 - 2017 net sales have been adjusted as a result of a new FASB revenue recognition standard that we adopted in fiscal 2018 and reclassified marketing development funds (MDF) as a reduction of net sales, with a comparable reduction in SG&A and no impact to net income or adjusted EBITDA. 2004 – 2013 net sales have not been adjusted to reflect the new FASB revenue recognition standard. Adjusted EBITDA does not include add-back for share-based compensation.

1. *Figures are not pro forma for the acquisition of Crisco.*
2. *Enterprise Value represents market capitalization plus long term debt minus cash and cash equivalents. Not pro forma for the acquisition of Crisco. Market data as of 11/27/20.*
3. *B&G Foods' IPO was completed in October 2004.*

B&G Foods, Inc.

B&G Foods’ Key Investment Highlights ► We successfully acquire and operate established food brands and make them relevant for today’s consumer ► Maximize growth of high potential brands / manage other brands for flat to moderate growth ► Win with high quality products, first in class customer service and differentiated innovation ► Manage brands for working capital and free cash flow efficiency ► Proven cash flow driven M&A strategy focused on acquiring established brands at accretive multiples ► Solid adjusted EBITDA margins and strong free cash flow generation ► Enduring commitment to deleveraging 13

1996 ACQUISITION DECEMBER 1997 ACQUISITION JUNE 1998 ACQUISITION JULY 1999 ACQUISITION FEBRUARY 2000 LICENSE JUNE 2003 ACQUISITION AUGUST 2006 ACQUISITION JANUARY 2007 ACQUISITION FEBRUARY 2010 ACQUISITION NOVEMBER 2011 LICENSE AUGUST 2012 ACQUISITION OCTOBER 2013 ACQUISITION MAY 2014 ACQUISITION APRIL 2015 LICENSE FEBRUARY 2016 ACQUISITION NOVEMBER 2017 ACQUISITION OCTOBER 2018 ACQUISITION JULY 2019 ACQUISITION MAY Crisco Complements B&G Foods’ Portfolio of 50+ Brands ACQUISITION JULY DECEMBER 2020 ACQUISITIONS FEBRUARY DECEMBER ACQUISITION NOVEMBER NOVEMBER MARCH 1. Emeril’s® is a registered trademark of Martha Stewart Living Omnimedia , Inc. used under license. 2. Crock - Pot® is a registered trademark of Sunbeam Products, Inc. used under license. 3. SkinnygirlTM is a trademark of SG Marks, LLC used under license. 4. Weber® is a registered trademark of Weber - Stephen Products LLC used under license. 14

ANNUAL NET SALES BY BRAND $500+ Million $250+ Million $100+ Million $50 - $70 Million <$50 Million Crisco Also Expands B&G Foods’ Collection of Large Scale, Established and Defensible Niche Brands 15

B&G Foods Has a Brand in Every Aisle of the Grocery Store 16

Source: Ask Suzy Poll: General population consumers polled as of November 30, 2020. Have At Least One B&G Foods Brand In Their Households ~89 % Of Consumers B&G Foods Has a Brand in Nearly Every Household 17 ~60 % Of Consumers Have Crisco In Their Households

COVID - 19 has Created Renewed Interest in Our Brands – Boosting the Size and Relevance of B&G Foods’ Portfolio 18 Top 10 Brands LTM Q3 2020 Net Sales ($ in millions) 638.0 Spices & Seasonings (1) 365.6 155.8 95.0 74.5 70.1 54.8 48.4 46.5 39.6 All Other 339.3 Total Sales 1,927.8 1. Includes the Spices & Seasonings brands acquired in the fourth quarter of 2016, as well as the Company’s legacy spices & seas oni ngs brands, such as Dash and Ac’cent . (Including Le Sueur )

Many of Our Brands Have Seen Double Digit Retail Consumption Growth So Far This Year Brands Q3 YTD 2020 Consumption Growth 54.9% 35.9% 32.6% Spices & Seasonings 23.7% 21.7% 20.0% 12.5% (Including Le Sueur ) Source: Nielsen U.S. xAOC Retail Consumption Data as of 10/3/2020. 19

CRISCO ACQUISTION

Overview of *Crisco* Acquisition

Transaction Overview

- On December 1, 2020, B&G Foods completed its acquisition of the iconic *Crisco* brand of oils and shortening from The J. M. Smucker Co. for $550 million in cash, subject to an adjustment based on inventory at closing
- B&G Foods projects that in FY2021, the acquired business will generate net sales of ~$270 million, adjusted EBITDA of $65 - $70 million and adjusted diluted earnings per share of $0.45 – $0.50, respectively
  - The acquisition was structured primarily as an asset purchase and B&G Foods expects to realize ~$75 million in tax benefits on a net present value basis
- The transaction represents a purchase price multiple of ~8.1x adjusted EBITDA (or 7.0x adjusted EBITDA net of expected tax benefits)
- The acquisition closed on December 1, 2020

Transaction Scope

1 Brand

- Rights and assets related to *Crisco* (brand of oils and shortening)

#1	#2	#3
in shortening	*in cooking oil*	*in cooking spray*

1 Manufacturing Facility

- As part of the acquisition, B&G Foods also acquired a manufacturing facility and warehouse in Cincinnati, Ohio

Unique Brand with Deep History and Strong Customer Affinity

Crisco

Years of Heritage
109 Years

Brand Essence [1]


FAMILY
QUALITY
DEPENDABLE
TRADITION
TRUST
INSPIRATION

Categories

Shortening
Base Oils
Sprays
Specialty Oils

Key Products


Crisco

Brand Promise

Crisco helps to make food better by delivering consistent & delicious results every time

Brand Health Metrics [1]

94%	73%	57%	58%
Aided Brand Awareness	Purchase Intent	"Brand I Trust"	"A High Quality Brand"

Note: Rankings shown as of L52W as of 6/14/20 for Total Multi Outlet (or "MULO") category.
1. Crisco Brand Study.

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B&G Foods, Inc.

Crisco Portfolio & Categories at a Glance Product Projected 2021 Net Sales ($mm) % of Total Net Sales Size of Category Crisco Market Share Key Competitors Category Growth – LTM Nov’20 YoY Cooking Oil ~$150 - $155 $3.7bn +19% Shortening ~$100 - $105 $0.2bn +16% Sprays ~$10 - $15 $0.5bn +27% Total ~$270 Private Label Private Label Private Label 6% 3% 60% 37% 3% Source: Management estimates, Nielsen research as of 11/14/20. 77% 22

Crisco Acquisition Thesis ► Crisco has a strong heritage, as the original all - vegetable shortening that transformed the way people bake and cook over 100 years ago Recognized, trusted, family oriented brand used in recipes across generations ► Leading market share in shortening and oils Crisco is the number one brand of vegetable shortening, the number one brand of vegetable oil and also holds a leadership position in other cooking oils and cooking sprays ► Crisco is an excellent fit within B&G Foods existing portfolio The acquired business is highly complementary to B&G Foods’ portfolio of brands, including Clabber Girl and other baking brands ► The acquisition is consistent with B&G Foods’ longstanding acquisition strategy The Company has a proven track record of acquiring and integrating well - established brands with defensible market positions and strong cash flow at reasonable purchase price multiples 23

FINANCIAL UPDATE

2020 Financial Highlights

Financial Summary ($mm)



Acquisition of
Crisco
FARMWISE
$2,220 - $2,240 (1)
Crisco
$1,950 - $1,970 (2)
$425 - $440 (1)
Crisco
$360 - $370 (2)
2020E
$1,660
$303
2019
Net Sales
Adj. EBITDA

B&G Foods' Strategic Priorities

- ☑ Drive Organic Growth
- ☑ Improve Margins
- ☑ Make Accretive Acquisitions

Management Commentary

- ☑ Successfully acquired *Crisco* & *Farmwise*
- ☑ Based on the midpoint of guidance, 2020E Net Sales expected to increase ~$300mm, or ~18%
  - Pro Forma for Crisco, 2020E Net Sales expected to increase ~$570, or ~34%
- ☑ Based on the midpoint of guidance, 2020E Adj. EBITDA expected to increase ~$62mm, or ~20%
  - Pro Forma for Crisco, Adj. EBITDA expected to increase ~$130mm, or ~43%
- ☑ Through Q3 2020, 80% of brands have grown net sales versus last year and nearly 60% of those grew at a double digit pace
- ☑ Reduced Net Leverage from 6.2x to 4.9x(3)
- ☑ E-Commerce sales grew ~140%

1. Reflects the Company's fiscal 2020 guidance (which excludes the impact of Crisco for December 2020) plus pro forma adjustments for Crisco based upon the Company's projected fiscal 2021 expectations for Crisco of net sales of $270 million and adjusted EBITDA in the range of $65 million to $70 million.
2. Reflects the Company's fiscal 2020 guidance (excluding the impact of Crisco for December 2020).
3. Represents LTM net leverage as of the end of Q3 2020, not pro forma for the acquisition of Crisco.

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B&G Foods, Inc.

YTD Q3 2019 vs. YTD Q3 2020 Performance

- B&G Foods generated net sales of $1,458 million for YTD Q3 2020, an increase of $268 million, or 23%, compared to YTD Q3 2019
  - The increase was primarily attributable to an increased demand for the Company's products due to the COVID-19 pandemic, as well as one extra week in the first three quarters compared to fiscal 2019
  - Base business net sales increased 20%
- B&G Foods experienced strong net sales performance across our portfolio, including:
  - Green Giant increased 30%, spices & seasonings increased 12%, and Ortega increased 14%
- Adjusted EBITDA was $288 million for YTD 2020, an increase of $55 million, or 24%, compared to YTD 2019



Net Sales
($ in millions)
$1,190
$268mm
23%
$1,458
YTD Q3 2019
YTD Q3 2020



Adj. Gross Profit (1)
($ in millions)
$308
25.9%
$70mm
23%
$378
25.9%
YTD Q3 2019
% Margin
YTD Q3 2020



Adj. EBITDA
($ in millions)
$233
19.6%
$55mm
24%
$288
19.8%
YTD Q3 2019
YTD Q3 2020
% Margin



Adj. EBITDA less CapEx
($ in millions)
$204
87.8%
$68mm
33%
$272
94.3%
YTD Q3 2019
YTD Q3 2020
Adj. EBITDA less CapEx / Adj. EBITDA

Note: Adjusted EBITDA does not include add-back for share-based compensation.

1. *Adjusted to exclude the negative impact of acquisition/divestiture-related and non-recurring expenses (which include expenses related to the trailing non-cash accounting impact of the 2018 inventory reduction plan) during the first three quarters of 2020 and 2019 of $2.8 million and $19.5 million, respectively. Excluding these adjustments, gross profit margin for the first three quarters of 2020 and 2019 was 25.7% and 24.3%, respectively.*

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B&G FOODS, INC.

Capitalization & Statistics

($ in millions)	FY 2019	Q3 Oct. 3, 2020	FY 2020E [1]
Revolver	$ -	$ -	$ -
Tranche B Term Loan due 2026	450.0	371.6	371.6
5.25% Senior Notes due 2025	900.0	900.0	900.0
5.25% Senior Notes due 2027	550.0	550.0	550.0
Total Debt [2]	$ 1,900.0	$ 1,821.6	$ 1,821.6
Cash	(11.3)	(57.0)	(57.0)
Net Debt	$ 1,888.7	$ 1,764.7	$ 1,764.7
Consolidated Interest Coverage Ratio	3.29 x	3.66 x	3.76 x [4]
Interest Coverage Ratio Covenant Threshold	*1.75 x*	*1.75 x*	*1.75 x*
Net Debt / Pro Forma Adjusted EBITDA	6.12 x	4.85 x	4.71 x [4]
Leverage Covenant Threshold	*7.00 x*	*7.00 x*	*7.00 x*
Adjusted EBITDA [3]	$ 306.2	$ 357.4	$ 365.0 [4]
Adjusted EBITDA before Share-Based Compensation [3]	$ 308.8	$ 364.1	$ 374.5 [4]

Note: All ratios are based on adjusted EBITDA before share-based compensation.

1. *Assumes cash and debt balances remain flat relative to Q3 2020 and does not give effect to the Crisco acquisition.*
2. *Debt is shown above at the gross amount (excluding OID).*
3. *Actual 2019 reflects adjusted EBITDA plus pro-forma for the Clabber Girl acquisition.*
4. *Reflects the midpoint of the $360 - $370 million Adjusted EBITDA range for full year guidance for fiscal 2020 issued by the Company on 11/5/2020, plus $9.5mm of estimated share-based compensation.*

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B&G Foods, Inc.

Historical Financial Performance

($ in millions)	Fiscal Year Ended December									LTM
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Q3'2020
Net Sales	$ 543.9	$ 633.8	$ 725.0	$ 837.3	$ 958.9	$ 1,372.3	$ 1,646.4	$ 1,700.8	$ 1,660.4	$ 1,927.8
% growth	*5.9%*	*16.5%*	*14.4%*	*15.5%*	*14.5%*	*43.1%*	*20.0%*	*3.3%*	*(2.4%)*	--
Gross Profit	$ 177.8	$ 223.3	$ 242.9	$ 237.1	$ 282.1	$ 429.0	$ 440.6	$ 349.5	$ 383.1	$ 469.4
% margin	*32.7%*	*35.2%*	*33.5%*	*28.3%*	*29.4%*	*31.3%*	*26.8%*	*20.5%*	*23.1%*	*24.4%*
Adjusted EBITDA	$ 131.1	$ 169.0	$ 184.0	$ 194.1	$ 217.8	$ 322.0	$ 333.2	$ 314.2	$ 302.5	$ 357.4
% margin	*24.1%*	*26.7%*	*25.4%*	*23.2%*	*22.7%*	*23.5%*	*20.2%*	*18.5%*	*18.2%*	*18.5%*
Depreciation and Amortization	$ 16.2	$ 18.9	$ 24.1	$ 27.4	$ 28.7	$ 37.3	$ 49.2	$ 53.6	$ 58.7	$ 61.7
% of net sales	*3.0%*	*3.0%*	*3.3%*	*3.3%*	*3.0%*	*2.7%*	*3.0%*	*3.2%*	*3.5%*	*3.2%*
Adjusted EBIT	$ 114.9	$ 150.1	$ 159.9	$ 166.7	$ 189.1	$ 284.8	$ 284.0	$ 260.5	$ 243.8	$ 295.7
% margin	*21.1%*	*23.7%*	*22.1%*	*19.9%*	*19.7%*	*20.8%*	*17.3%*	*15.3%*	*14.7%*	*15.3%*
Net Cash Provided by Operating Activities	$ 72.0	$ 100.5	$ 114.9	$ 99.1	$ 128.5	$ 289.7	$ 37.8	$ 209.5	$ 46.5	$ 277.5
Capex	$ 10.6	$ 10.6	$ 14.6	$ 19.0	$ 18.6	$ 42.4	$ 59.8	$ 41.6	$ 42.4	$ 30.3
% of net sales	*1.9%*	*1.7%*	*2.0%*	*2.3%*	*1.9%*	*3.1%*	*3.6%*	*2.4%*	*2.6%*	*1.6%*
Adjusted EBITDA less Capex	$ 120.5	$ 158.4	$ 169.4	$ 175.1	$ 199.2	$ 279.6	$ 273.4	$ 272.6	$ 260.2	$ 327.1
Adjusted diluted earnings per share	$ 1.09	$ 1.35	$ 1.43	$ 1.44	$ 1.53	$ 2.07	$ 2.12	$ 1.85	$ 1.64	$ 2.20

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Note: 2014 – 2017 net sales have been adjusted as a result of a new FASB revenue recognition standard that we adopted in fiscal 2018 and reclassified marketing development funds (MDF) as a reduction of net sales, with a comparable reduction in SG&A and no change to net income or adjusted EBITDA. Prior to the revenue recognition adjustment, net sales for 2014, 2015, 2016 and 2017 were $844mm, $966mm, $1,391mm and $1,668mm, respectively. 2011 – 2013 net sales have not been adjusted for the new revenue recognition standard. Adjusted EBITDA does not include add-back for share based compensation.

B&G FOODS, INC.

Non-GAAP Reconciliations –
Net Income to EBITDA and Adjusted EBITDA

($ in millions)	Fiscal Year									LTM
	2011	2012	2013	2014	2015	2016	2017	2018	2019	Q3'2020
Net Income	$ 50	$ 59	$ 52	$ 41	$ 69	$ 109	$ 217	$ 172	$ 76	$ 130
Income Tax Expense (Benefit)	27	32	29	23	52	68	(69)	50	29	44
Interest Expense, Net	37	48	42	47	51	74	92	108	98	105
Depreciation and Amortization	16	19	24	27	29	37	49	54	59	62
Loss on Extinguishment of Debt[1]	-	10	31	6	-	3	1	13	1	1
EBITDA	**$ 130**	**$ 168**	**$ 178**	**$ 144**	**$ 201**	**$ 292**	**$ 290**	**$ 397**	**$ 264**	**$ 342**
Acquisition / Divestiture-Related Expenses	1	1	6	7	6	18	36	27	22	14
Impairment of Intangible Assets	-	-	-	34	-	5	-	-	-	-
Inventory Reduction Plan Impact[2]	-	-	-	-	-	-	-	66	16	-
Loss on Disposal of Inventory	-	-	-	5	-	1	3	-	-	-
Loss on Product Recall, Net of Insurance Recovery	-	-	-	13	2	-	-	-	-	-
Loss / (Gain) on Sale of Assets	-	-	-	-	-	-	2	(176)	-	-
Distribution Restructuring Expenses	-	-	-	-	3	1	-	-	-	-
Amortization of Acquisition-Related Inventory Step-Up	-	-	-	-	6	5	2	-	1	1
Gain on Change in Fair Value of Contingent Consideration	-	-	-	(8)	-	-	-	-	-	-
Adjusted EBITDA	**$ 131**	**$ 169**	**$ 184**	**$ 194**	**$ 218**	**$ 322**	**$ 333**	**$ 314**	**$ 303**	**$ 357**

Note: Numbers in this table may not foot due to rounding. Adjusted EBITDA does not include add-back for share-based compensation.

1. *Fiscal 2019 loss on extinguishment of debt includes the write-off of deferred debt financing costs and unamortized discount of $1.2 million relating to the repayment of all outstanding borrowings under the 4.625% senior notes due 2021. Fiscal 2018 loss on extinguishment of debt includes the write-off of deferred debt financing costs and unamortized discount of $11.1 million and $2.0 million, respectively, relating to the repayment of our then outstanding tranche B term loans. Fiscal 2017 loss on extinguishment of debt includes the write-off of deferred debt financing costs of $0.9 million and the write-off of unamortized discount of $0.2 million in connection with the repayment of all outstanding borrowings under the tranche A term loans and the write-off of deferred debt financing costs and the write-off of unamortized discount of less than $0.1 million in connection with the refinancing of our tranche B term loans. Fiscal 2016 loss on extinguishment of debt includes the write-off of deferred debt financing costs of $2.2 million and the write-off of unamortized discount of $0.6 million in connection with the repayment of $40.1 million aggregate principal amount of our tranche A term loans and $109.9 million aggregate principal amount of our tranche B term loans.* 2014 loss on extinguishment of debt includes the write-off of deferred debt financing costs of $5.4 million and the write-off of unamortized discount of $0.3 million in connection with the termination of prior credit agreement and the repayment of all outstanding obligations thereunder. 2013 loss on extinguishment of debt includes costs relating to the repurchase of $248.5 million aggregate principal amount of 7.625% senior notes and the repayment of $222.2 million aggregate principal amount of tranche B term loans, including the repurchase premium and other expenses of $20.2 million, the write-off of deferred debt financing costs of $8.3 million and the write-off of unamortized discount of $2.8 million. 2012 loss on extinguishment of debt includes costs relating to the partial redemption of $101.5 million aggregate principal amount of 7.625% senior notes, including the repurchase premium and other expenses of $7.7 million, the write-off of deferred debt financing costs of $1.5 million and the write-off of unamortized discount of $0.5 million. Loss on extinguishment during fiscal 2012 also includes costs related to the amendment and restatement of the Company's credit agreement, including the write-off of deferred debt financing costs of $0.4 million, unamortized discount of $0.1 million and other expenses of $0.2 million.
2. *Inventory reduction plan impact relates to our 2018 inventory reduction plan. For the first three quarters of 2019, inventory reduction plan impact of $16.4 million includes the trailing non-cash accounting impact of the underutilization of our manufacturing facilities in 2018 as we reduced inventory during the implementation of our inventory reduction plan.*

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B&G Foods, Inc.